Science Day for investors October 19th 2021 Exhibit 99.1

Legal disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the business of GreenLight Biosciences, Inc., including statements regarding the anticipated benefits and uses of and market opportunities for its product candidates, the potential for regulatory approval for those product candidates and the timing thereof, and the future business, financial condition and results of operations of GreenLight. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from these forward-looking statements, including but not limited to: the need to obtain regulatory approval for the product candidates; the risk that clinical and field trials will not demonstrate that the product candidates are safe and effective; the risk that the product candidates will have adverse side effects or other unintended consequences, which could impair their marketability; the risk that the product candidates do not satisfy other legal and regulatory requirements for marketability in one or more jurisdictions; the risks of enhanced regulatory scrutiny of mRNA solutions; the risk of significant delays in research, development, testing, clinical trials and regulatory approval; the potential inability to achieve GreenLight’s goals regarding scalability and affordability of its product candidates; the anticipated need for additional capital to achieve GreenLight’s business goals; changes in the industries in which GreenLight operates; and changes in laws and regulations affecting the business of GreenLight. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 discussed below and other documents filed by Environmental Impact Acquisition Corp. (“ENVI”) from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ENVI and GreenLight assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither ENVI nor GreenLight gives any assurance that GreenLight will achieve any result described in any forward-looking statement. New 18.10

Legal disclaimer Use of Projections This presentation contains certain financial forecasts. Neither ENVI’s nor GreenLight’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, neither of them has expressed any opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of ENVI’s and GreenLight’s control. While all financial projection, estimates and targets are necessarily speculative, ENVI and GreenLight believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of GreenLight’s future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. No Representations or Warranties No representations or warranties, express or implied are given in or in respect of this presentation. To the fullest extent permitted by law, in no circumstances will ENVI, GreenLight or any of their respective subsidiaries, stockholders. affiliates, representatives, directors, officers, employees, advisers, or agents by responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither ENVI nor GreenLight has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be regarded as important. Each viewer of this presentation should make its own evaluation of GreenLight and of the relevance and adequacy of the information and should make such other investigations as it deems necessary. New 18.10

Legal disclaimer Important Information and Where to Find It This presentation may be deemed to relate to a proposed business combination between GreenLight Biosciences, Inc. and Environmental Impact Acquisition Corp. This presentation does not constitute either (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (b) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ENVI has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a preliminary prospectus and proxy statement of ENVI, referred to as a proxy statement/prospectus. The final proxy statement/prospectus will be sent to all ENVI shareholders after the registration statement is declared effective by the SEC. ENVI also will file other documents regarding the proposed transaction with the SEC. This presentation does not contain all of the information that will be contained in the final proxy statement/prospectus or other documents filed with the SEC. Before making any voting decision, investors and security holders of ENVI are urged to read the registration statement, the final proxy statement/ prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the final proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ENVI through the website maintained by the SEC at www.sec.gov or by sending a written request to ENVI at: ENVI.Inquiries@cgf.com. Participants in the Solicitation ENVI, GreenLight and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ENVI’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the final proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. New 18.10

Today’s Science Day aims to update investors on the company’s progress toward solving some of the world’s largest and most difficult problems by delivering on the full potential of RNA. You will see some of our best and brightest present and demonstrate that progress in our labs and greenhouses. Progress includes: 7 agricultural products in development with an addressable market of $6b that we plan to launch by 2026. Welcome to Science Day Control of fungal pathogens using double-stranded RNA has been demonstrated in field testing for the first time. This addresses the number one cause of food rotting. Varroa mite: Higher brood and health scores compared to chemical controls with 8g/l application. Promising antibody response and cell-mediated immunity for GreenLight Covid-19 vaccine candidates in mice. Data indicates feasibility of initiating clinical trial in Africa for COVID-19 vaccine candidate. Gene therapy: Bill & Melinda Gates Foundation milestone achieved. Moving to next phase of research.

More impact, for more people, in more of the world. GreenLight aims to solve some of the world’s largest and most difficult problems by delivering on the full potential of RNA. In this presentation you will learn about our progress towards that goal, but first, four noteworthy achievements: Platform for mRNA: GreenLight’s platform, developed through 13 years of research and technology, is protected by foundational patents. Our process know-how, and the technology we developed to produce double-stranded RNA at metric-ton scale, can be leveraged and transformed, using our technical agility, for our mRNA platform. As a result, our Human Health team has developed a phase-appropriate mRNA production process to support the clinical development program for our COVID-19 vaccine candidate. Gene therapy progress: Our RNA-based candidate is designed to deliver a healthy copy of the gene to stem cells. Our concept of simple injections of mRNA/lipid nanoparticle formulations is a treatment method we are actively researching with a Bill and Melinda Gates Foundation grant to develop gene therapies to treat sickle cell anemia. Bees: The data from our trials to treats varroa mite infestation in beehives supports our progress toward commercialization and demonstrates that that we can acquire a product, improve upon it, and then move toward having a real-world solution that protects bees, beekeepers, and pollination-dependent crops. Fungal Control using dsRNA: We will share compelling data that demonstrates—for the first time ever—control of fungal pathogens in the field using double-stranded RNA. Based on this data, we have made the decision to move from discovery to development of a product to address the number one cause of food rotting. In the overall agricultural space, this represents an enormous market.

We aim to achieve this goal through the design, development and production of RNA through our unique cell-free biomanufacturing platform including the know-how around it. This platform enables us to make complex biological molecules in a manner that we believe is capable of creating products at a lower cost, required quality, and more scalable fashion than alternative solutions. We are using this platform to develop and commercialize products that address agricultural, human health, and animal health issues. GreenLight has a clear purpose We aim to solve some of the world’s largest and most difficult problems by delivering on the full potential of RNA

Humanity faces numerous challenges. There are more than seven and a half billion people sharing the diminishing resources of Earth. This growing population needs to produce more food with the same amount of land and, at the same time, honor the global desire to replace chemical pesticides. Not only are these pesticides facing increased consumer opposition and threat of outright bans due to environmental damage, many are losing their effectiveness. More than half the world’s population now lives in cities, breathing the same air that carries pathogens and causes infections. Humanity needs to adapt and tackle pandemics both for those who have and for those who do not have access to good health care around the planet. To address these issues, we need to develop high-quality, cost-effective solutions that can be deployed on a global scale, including to developing countries. We believe RNA can be the critical aspect to these solutions. The challenge of our times RNA holds vast unrealized potential to solve many of Earth’s biggest problems, but only with the right manufacturing

Ribonucleic acid, or RNA, has gained broad global prominence as the COVID-19 pandemic has swept through the world’s population, prompting messenger RNA, or mRNA, vaccines to move from a scientific theory to a medical reality. Vaccines made using mRNA proved among the fastest to develop and the easiest to update for newer strains of COVID-19. While the fast rollout of mRNA vaccines helped change the course of the pandemic, this is just one part of the story. The full potential for RNA in human health has not yet been brought either to a scale or at a price for global needs. Beyond human health, RNA-based technology can also be deployed to address other global issues, including agricultural needs for crop protection. We believe that our platform can create advanced products to address—quickly, directly, and specifically— some of humanity’s greatest challenges. We are using our flexible technology to develop dozens of multiple products. Our proprietary manufacturing platform has the ability to scale those solutions. RNA-based technology can be deployed to address a range of global issues Our emphasis: to deliver solutions using our discovery and development expertise, coupled with our manufacturing platform

Our technology platform, which was initially developed to produce dsRNA molecules for agricultural crop protection solutions and is protected by patents and know-how, is capable of synthesizing building blocks (nucleotides), building tools (enzymes), and instructions (DNA templates) to make dsRNA within an integrated process. Using elements of this platform, including the manufacturing process know-how, allows us to produce mRNAs. We believe our approaches to produce RNA molecules are cost-effective and scalable. We are in the late stages of development of several RNA-based products that can change the way in which farmers protect crops, allowing them to better utilize the land dedicated to agriculture and producing healthier foods. We are also developing RNA-based vaccines directed at arresting the damage of the current viral pandemic and preventing future ones from happening. We believe that we can do this in a manner that will reward shareholders, employees, and other stakeholders, while at the same time ensure sustainability and corporate responsibility. GreenLight’s technology platform and know-how We are developing RNA-based agricultural products and vaccines for human health

Overview of RNA production technology Drew Cunningham

RNA 101 RNA plays an essential role in biological processes RNA building blocks (nucleotides) are assembled by an enzyme (RNA polymerase) into RNA according to a DNA template Transcription One form of RNA, messenger RNA (mRNA), carries information from DNA to the ribosome for translation. Product concepts based on mRNA include vaccines and gene therapies. Translation Ribosome Protein Another form of RNA, double-stranded RNA (dsRNA), can interfere with mRNA to prevent its translation. Product concepts based on dsRNA include crop protection products. Interference Target mRNA Interfering RNA Cleaved target mRNA

An example of RNA interference How dsRNA works on the Colorado potato beetle (CPB) Mixed with water and sprayed using standard agricultural practice over crops, the RNA is used at a rate of a few grams per hectare. This is less than one-tenth the rate at which most conventional industrial chemicals are normally used on fields. Consumption of the RNA causes the Colorado potato beetle to stop eating the potatoes and expire from its own toxins. Mode of action Application Established history of safe consumption of RNA in human and animal food suggests no negative effects from ingested RNA and supports the safety of RNA as an active ingredient for biopesticides. Environmental impact

Timeline for lead dsRNA products

6 years from concept to anticipated registration of first product (for the Colorado potato beetle)

2017

- RNA process proof of concept
- IP filed

- Analytical methods established
- Sequences evaluated for 1st product
- Process scaled

- Achieved active ingredient specifications & cost target with commercially viable process

2018

- First green house & field trials
- Proprietary sequence
- Formulation composition optimization & finalization

2019

- Manufacturing process and formulation locked
- Rochester plant designed
- 29 field trials (US)

2020

- CPB regulatory studies & submission
- Constructed Rochester plant
- >60 field trials (US, EU, CA)
- Foundational IP awarded (U.S. Pat. 10,858,385)

2021

- Rochester plant producing kilogram-scale batches of dsRNA
- >40 field trials (US, EU)

Today

2022

- 1st product (CPB): EPA registration & commercial launch
- 2nd product (Bee health): Field trials & EPA submission (acquired IP from Bayer in late 2020)






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Product development Identify Bioinformatics Tools such as machine learning and proprietary algorithms identify best gene target candidates to protect food crops, design advanced medicines and vaccines for human and animal health Develop and optimize Massive parallel trials High-throughput automation enables trialing of 1,000s of distinct RNA sequences for human health and food security Scale Commercialize at competitive prices Proprietary cell-free system enables scale up of RNA manufacturing, effectively, expediently, and at lower costs Rochester facility.  dsRNA installed capacity at 500 kg per year with ready expansion to 1,000 kg

Overview of dsRNA production technology for agriculture Cost less than $1/g dsRNA Scale +1,000 L batch for multi-kg-scale dsRNA RNA  Building  Blocks (NMPs) Enzyme (Nuclease) Instructions (DNA Template) Microbial RNA (e.g., yeast) Enzymes (Kinases, Polymerase) dsRNA Active Ingredient Energy (Polyphosphate) Formulation varies from product-to-product Product Stability 25⁰C 2 years Quality, Ease of Use and Efficacy Depolymerize Cell-free RNA Production Energize & Polymerize Building Blocks Recovery

Adapting the dsRNA process for mRNA, leveraging know-how and expertise Analytical methods Data systems 2. GMP compliance & control of purity are required 1. mRNA requires a cap and tail 3. mRNA requires delivery to cells (e.g., via encapsulation in lipid nanoparticles)

COVID-19 vaccine program Antu K. Dey, Lorenzo Aulisa, Marcelo Samsa and Jennifer Raymond On behalf of COVID-19 Vaccine Program Team

Introduction to GLB’s COVID-19 vaccine program Vaccine delivery and formulation Pre-clinical design and evaluation Product development activities and GMP readiness for vaccine production  Summary Agenda of the presentation Antu K. Dey Lorenzo Aulisa Marcelo Samsa Jennifer Raymond Antu K. Dey

Introduction Antu K. Dey

Globally, as of October 15, 2021: 422,625 new cases 239,437,517 confirmed cases 4,879,235 Deaths A sobering reminder……….. Not since 1918 has the world been so affected by the emergence, spread, and death toll resulting from a respiratory virus. Source: World Health Organization EUA of mRNA vaccines Approval of mRNA vaccine New 18.10

SARS-CoV-2 Spike (S) protein and Ab-mediated protection

Approx. **90% of the plasma or serum neutralizing antibody activity** targets the spike receptor-binding domain (RBD)
*[Piccoli, L. et al. Cell **183**, 1024–1042 (2020)]*

Post (mRNA) vaccination sera showed that they target a range of RBD epitopes, **similar to those isolated from naturally infected individuals,** contributing to viral neutralization
*[Wang, Z. et al. Nature **592**, 616–622 (2021)]*

The mutations that reduce Ab binding occur at a relatively small number of RBD residues, highlighting substantial **immunodominance** within the RBD
*[Greaney, A. J. et al. Cell Host Microbe **29**, 463–476 (2021)]*

Hence, choice of full-length SARS-CoV-2 Spike (S) protein to be encoded as the vaccine antigen


Antibody class
NTD
RBD 1
RBD 2
RBD 3
RBD 4
SARS-CoV-2 Spike
Viral membrane

Adapted from Nat. Reviews Microbiology Vol. 19, July 2021

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HUMAN HEALTH 21

Safety to be evaluated GreenLight COVID-19 vaccine: product profile under preclinical evaluation Adults Adolescents Children Target population Efficacy to be evaluated Stable vaccine LMICs (...global) Lower cost per dose

Regulatory (for Phase 1): File Investigational New Drug Application (IND) with FDA in United States Concurrently, file Clinical Trial Application (CTA) with SAHPRA in South Africa (and with other African Regulatory Agencies, as required) Clinical Studies: Phase I (in South Africa) Full-length Spike protein Evaluate escalating doses Assess safety & immunogenicity Positive-comparator Phase II/III (in Africa and TBD regions) Full-length Spike protein Use selected dose Assess safety & immunogenicity Demonstrate vaccine efficacy GLB’s COVID-19 vaccine: regulatory and clinical strategy

Vaccine delivery and formulation Lorenzo Aulisa

Barriers for successful delivery of RNA cargos Extracellular Barriers Intracellular Barriers Endonucleases Degradation Renal filtration and Mononuclear Phagocyte System (MPS) RNA Water soluble Bulky Anionic Charge Cell Membrane Endosomal Escape Cytosol Release

mRNA delivery technology landscape (non-viral) PEGylation or other coatings Surface Functional Groups (-SH, -NH2, -COOH, …) Surface Charge Targeting Ligands (Antibody, Peptides, Aptamer, …) Nanoparticles Size Surface Shape Material

Onpattro First siRNA drug approved by FDA based on LNP delivery Rapid summary in the development of lipid-based systems for nucleic acid delivery 1965 Development of liposomes 1978 Development of liposomes-mRNA formulations 1996 DOTAP Bio- degradable version of DOTMA 1987 DOTMA, cationic lipid for DNA transfection DOTMA 1993 PEG-Lipids 2001 DODAP First Ionizable Lipid 2005 DLin-DMA First Ionizable Lipid with pKa in the range of 6-7 2012 DLin-MC3 Ionizable Lipid used in Onpattro 2018 Prof. P. Cullis DODAP Dlin-MC3 Dlin-DMA DOTAP

Key stages of LNP production and process development Solution preparation Drug load Buffer Temperature Lipids Solvent Temperature LNP manufacturing Buffer exchange LNP concentration Sterile filtration Process Mixing device Mixing chip Dilution buffer Temperature TFR and FFR Dialysis Membrane Buffer Temperature Time Centrifugation TFF Type of membrane Time Flow rate Temperature Filtration Filter unit Pore type and size Temperature Unit op & conditions

Lipids and their role in the COVID drug product (DP) Ionizable Lipid Cholesterol Phospholipid PEG-Lipid Organic Phase Mixing Time Polarity Acidic Water Phase

Preclinical design and evaluation Marcelo Samsa

GLB-COV-2_042 Wuhan-Spike WT-FL 3’ UTR (Cap) (PolyA) 5’ UTR Wuhan-Spike WT-FL 3’ UTR (Cap) (PolyA) 5’ UTR GLB-COV-2_043 GLB’s COVID-19 vaccine design Two mRNA vaccines were rapidly designed and developed: GLB-COV-2_042 & GLB-COV-2_043 RNA synthesis & formulation DNA sequence selection & synthesis Antigen selection & design

SARS-COV-2 Humoral Responses (Neutralization & Binding Titers) Day 0 21 42 >42 Vaccination Bleed 28 Promising antibody response for GreenLight COVID-19 vaccine candidates in mice GreenLight candidates induced humoral responses exceeding WHO standard

Promising cell-mediated immunity for GreenLight COVID-19 vaccine candidates in mice GreenLight candidates induced Th1-biased cell mediated immune responses SARS-COV-2 Cellular responses (T-cell restimulation)

Promising disease protection results for GreenLight COVID-19 vaccine candidates in hamsters All tested doses protected against morbidity 0 21 56 39/42 COVID-19 Challenge Viral burden & histopathology 44 46 Tissue

Next COVID-19 vaccine (under preclinical evaluation)

Antigen design update, response to Variants of Concern/Interest (VoC/VoI) & discovery candidates


5' UTR
Beta-Spike FL_2P (B.1.351)
3' UTR
(PolyA)
5' UTR
Delta-Spike FL_2P (B.1.617.2)
3' UTR
(PolyA)
5' UTR
Alpha-Spike FL_2P (B.1.1.7)
3' UTR
(PolyA)
5' UTR
Gamma-Spike FL_2P (P.1)
3' UTR
(PolyA)
5' UTR
X-Spike FL_2P (X)
3' UTR
(PolyA)
5' UTR
Kappa-Spike FL_2P (B.1.617.1)
3' UTR
(PolyA)
5' UTR
Lambda-Spike FL_2P (C.37)
3' UTR
(PolyA)

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Product development activities and GMP readiness for vaccine production Jennifer Raymond

From innovative science to First Time in Human (FTiH)

GreenLight is rapidly recruiting and building the CMC skills to achieve FTiH and beyond

✓ Initiate Tox Study	✓ Facility move in ready	Clinical Scale Eng. Run	Clinical GMP DS Produced	Clinical GMP DP Produced	Clinical Material Label/Pk	IND/CTA Submit-ted	CTM Released In Country	Ph I Study 1 Start
PreClinical GLP	Equipment Process Dev	Qualification IOQ SOP; MBR	GMP QMS	CMO TPP QTPP	Comparability Stability	CMC Control strategies	Qualified Assays	CRO, Labs protocol characterization

July 2021 — November 2021 — February 2022 — March 2022






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HUMAN HEALTH 38

Summary – Antu K. Dey

From the learnings of RNA production for Plant Health business, the Human Health division has developed a phase-appropriate mRNA production process for GLB's COVID-19 vaccine to support the clinical development program. The pre-clinical team has demonstrated that GLB’s COVID-19 vaccine induced strong humoral and cellular responses in mice and imparts protection against SARS-CoV-2 infection in Hamster model. The pre-clinical COVID-19 vaccine material, successfully produced by GLB team, is currently being evaluated for safety in a Toxicology study. The COVID-19 vaccine program team is well-poised for completing cGMP manufacturing of clinical trial material in 1Q 2022 and Phase 1 clinical study start in Africa thereafter. Summary

In vivo targeted RNA-based gene therapy for Sickle Cell Disease Human Health - Gene Therapy Program

Signal Transduct Target Ther (2021) Gene therapy has the potential to provide safe, effective, and curative treatments for genetic diseases The potential of gene therapy Restoring a missing or mutated protein Training the immune system to fight disease Silencing disease-causing mutations

Key limitations with current technologies Cusabio Nat. Rev. Drug Discov. (2019) Nature (2013) Gene Therapy (2010) Ex vivo treatments are costly and invasive Viral vectors require high doses, multiple treatments Viral vectors are immunogenic Gene editing is restricted to dividing cells

GreenLight’s goals Challenges with existing technologies GLB gene therapy program goals Gene editing by CRISPR only occurs in dividing cell populations, precluding stem cells Current therapies require ex vivo cell engineering, which is invasive and costly Multiple doses required to achieve clinical goal Viral vectors are expensive to manufacture and immunogenic when used in vivo Individualized therapies directed toward one patient or condition Enable modification of non-dividing cells Simple in vivo administration with targeted delivery to specific cell types One dose – Strategy aims to provide long-lasting expression with efficient gene integration Cost-effective & accessible – using mRNA + LNP technology, will leverage our proprietary RNA production platform & planned global manufacturing network Versatile – potential applicability to a variety of genetic disorders

Non-viral (RNA/DNA-based) Cell-free manufacturing Integrating new genetic material requires cell division (HR) Replication-deficient viral vector Produced in mammalian cell lines Integrates into dividing & non-dividing cells Non-viral (RNA-based) Cell-free manufacturing Encodes lentiviral enzymes to enable integration into dividing & non-dividing cells Biomacromolecules (2019) Science (1999) Differentiating our approach from CRISPR and lentiviruses

Nature (2018) Frontier (2020) Sickle cell disease disproportionately affects the developing world GreenLight gene therapy architecture targets potential solutions that: Can edit dividing and nondividing cells Do not require viral vectors Achieves long-lasting effect Are delivered direct to the patient Can be manufactured at scale GreenLight is building the tools necessary to enable mRNA-based gene therapy

Bill & Melinda Gates Foundation agreement Expand HH labs in Woburn Evidence of minimal gene therapy system expression May 2020 Jan 2021 Today Cell culture capabilities @ GL Foundational application filing for RNA based gene therapy Test function of initial RNA designs Kelsey Greg Steve Miryam Sweta Lisa Katherine Manju Sai Ghanshyam Bill & Melinda Gates Foundation milestone achieved Accelerated timeline for sickle cell disease gene therapy 15 months to develop team, file patent application, and achieve key milestones for Bill & Melinda Gates Foundation

Aim 1. Validate RNA-based designs for integration & gene expression in vitro Design, manufacture and screen in cell culture model – ongoing Testing in non replicating cells  Aim 2. Demonstrate integration & gene expression in vivo in mouse models In vivo ‘integration’ demonstration – initial tests of nontargeted delivery in mice Targeted delivery – deliver to target tissues in humanized mice models Goals for Gates Foundation sickle cell disease collaboration Develop an RNA-based gene therapy composed of a minimal set of lentiviral tools

Ribosome Cell Nucleus Target RNA-encoded instructions Target specific vehicle Can edit dividing and nondividing cells Do not require viral vectors Achieves long-lasting effect Are delivered direct to the patient Can be manufactured at scale GreenLight gene therapy architecture targeting potential solutions that: Two classes of RNA molecules with distinct purposes Potential mechanism for our gene therapy architecture Long-lived expression of integrated gene RT p66 RT p51 Genome-destined DNA 1. Tool creation 2. DNA creation 3. Insertion Target cell IN IN RT p51 RT p66

Tools created by GreenLight RNA-encoded instructions

Functional Unit Validation =>> Construct library down-selection

RNA Manufacturing, Quality analyses

▼

Protein Expression

▼

Functional analyses


- Poly(A) +Poly(A)

Optimized RT


p51 p66
+
Actin


RNA-encoded RT-mediated Intracellular cDNA synthesis
n =2
6×10⁴
4×10⁴
2×10⁴
0
DNA copy # per well
lgDNA copies
RTp51 RNA + - -
RTp66 RNA + - -
lgRNA + + -

Optimized Integrase


+
Actin
IN


Integrase
Nuclei
Actin

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Evidence of transgene expression Cell lines were transfected with: lgRNA template encoding nanoluciferase reporter functional unit mRNAs encoding RT and IN Control – lgRNA template only Evidence of Nanoluciferase expression above template only control Nanoluciferase lgRNA lgRNA + functional units

In summary Key highlights from our Gene Therapy Program Received funding from the Gates Foundation Established cell culture facilities and capabilities Recruited a team with expertise in gene therapy and editing Filed foundational patent application for RNA-based gene therapy Designed 150 constructs to be tested and down-selected for minimal system Validated function of RT and IN constructs Generated reproducible data supporting transgene expression from RNA gene therapy architecture Next steps Continue work toward long-lived transgene expression Confirm integration step Initiate goals of testing GT architecture in vivo

Plant Health presentation

Botrytis control with dsRNA Kestrel McCorkle Fungicide Discovery

dsRNA for Disease Management Selecting of Targets Screening and Hits Active Sequences and Supporting Data Field Studies Next Steps Outline

Why should we care? Fungal pathogens cause 17-30% crop loss on average to 5 major food crops Specific challenges for controlling botrytis, which causes gray mold: Wide host range, wind-dispersed spores Fungicide resistance Multiple applications required from bloom through harvest Fungal disease problems are challenging to manage Botrytis is a major pathogen of multiple important crops and causes disease in more than 1,400 cultivated species

GreenLight’s technology can help dsRNA Addressing fungicide resistance dsRNA designed to silence gene targets Easily stack triggers to silence multiple genes Limited potential for long-term environmental persistence Targeted control

Picking fungal essential gene targets Select dsRNA sequences Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field How are we going to solve the problem of botrytis in the field?

Machine learning supports dsRNA sequence design Brainstorming session Novel Gene Targets (Novel Target Miner) Transcript from target gene of interest Get a subsequence without any hits to Non-Target Organisms Predict Silencing Efficacy Contiguous segment with high predicted efficacy Final Design mRNA Transcript Sub-sequence Silencing Efficacy Position Designs are created using our algorithm which looks at 30 features Sequence features Structural features Thermodynamic features High-throughput designs Targeted and specific Select dsRNA sequences Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field Goal is to find sequences that affect growth, normal cell function, or prevent infection or colonization of the host plant

Robotic high-throughput production allows screening of up to 1,000+ initial candidates Cell-free allows for low-cost, larger-scale production of lead candidates for greenhouse tests, formulation development, etc. Robotic high-throughput production for all candidates Cell-free production for lead candidates High-throughput production platform provides most samples for primary screening assays Low-cost, large-scale cell-free production at bench scale in Medford or in Rochester pilot plant (pictured) Select dsRNA sequences Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field

10.3% of candidates in vitro and 9.9% of candidates in vivo attained target threshold to advance In vivo screening 191 candidate sequences screened 9.9% attained target threshold 19 nominated for greenhouse testing In vitro screening 969 candidate sequences screened 10.3% attained target threshold 100+ nominated for in vivo screening Select dsRNA sequences Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field Candidate sequences narrowed down through increasingly demanding screening

Select dsRNA sequences Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field Initial screening performed on a dwarf tomato variety in the greenhouse Whole plant screening Two initial rates are selected per hit for screening on tomato plants and strawberries Rate definition Delivery technologies and formulation probes assessed for ability to address additive activity, dsRNA longevity, and delivery Formulation testing Greenhouse screens for efficacy of naked dsRNA on whole plants Successful candidates are optimized for each crop in terms of formulation and rate definition

Application of naked dsRNA to whole tomato plants in greenhouse cuts disease severity

Sequence 2, without enhancement from formulation, reduces severity by 46-59% compared to untreated control

Treatment	Separation	% control
Untreated	A	--
Seq2, 8 g ai/ha	B	46
Seq2, 25 g ai/ha	BC	59
Chemical control, 480 g ai/ha	C	89

Tomato plants treated with Sequence 2, then inoculated 24 hours post treatment

Data compiled over two biological runs (n=20)



60
50
40
30
20
10
0
% Disease Severity
1
2
3
Rating Timepoints
Seq2, 8 g
Seq2, 25 g
Chemical control, 480 g
UTC

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Optimization in the field Non-formulated and formulated dsRNA optimized for the lowest use rate that delivers viable potency and persistence Gene Target Selection Robotic High-Throughput Production In vitro screening & MOA confirmation In vivo screening Greenhouse Field Seq2 GreenLight sequences without enhancement from formulation demonstrate Botrytis control in strawberries field trials Untreated check

Strawberries treated without enhancement from formulation suffer less severe disease % Disease severity of Botrytis on strawberries Treatments applied every 3-4 days (twice/week) or every 7 days (once/week) – >4 applications Trials conducted in New York and Italy, respectively GLB leads demonstrate activity on Botrytis in strawberry in two preliminary field trials Trials at two sites show reduction in disease severity compared to untreated check

Next steps in 2021 Field studies started at the end of August and September, and will begin on strawberries again in December 1. Continue studies in the field Sequence 2: Rates 6-50 g ai/ha In combination with two formulations Add spray interval of 7 days 2. Improvements Rates 6-50 g ai/ha Formulation improvements (dsRNA longevity, delivery) Trigger variant screening (greenhouse and field) 3. Screening of wave 2 of actives in the greenhouse and field

Takeaways New capabilities Field testing Up next Why should we be EXCITED? High-throughput production of dsRNA triggers High-throughput screening in vitro Developed greenhouse assay Commercially viable formulations found Successful trials for botrytis on strawberries conducted Sequence 2 was active in the field Promising performance from unformulated dsRNA First demonstration for fungal control Seven more sequences under evaluation to promote to field screening in 2021/2022 Improvements to formulations and dsRNA longevity on leaf and berry Improvements to Sequence 2 trigger design

Developing dsRNA to combat the Varroa destructor By Katie Harrigan

Introduction: the story of modern beekeeping in the US and the Varroa mite GreenLight’s first field trial with honeybees: design and data Upcoming trials Agenda

Introduction: the story of modern beekeeping in the US and the Varroa mite

Honeybees are critical to almond pollination

Many other commercial crops are also dependent on honeybee pollination services



- In the U.S. commercial honeybees are known as the Western Honeybee or the European Honeybee - *Apis mellifera*
- US honeybees are responsible for the commercial pollination of almost 100 crops
- Honeybees contribute to ~$15 billion in US crop production
- Close to 3 million honeybee colonies in the US
- **In 2020 the almond pollination alone required about 2.4 million colonies**
- Almonds are entirely dependent on pollination services

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PLANT HEALTH 71

The external parasitic mite attacks and feeds on honeybees Every hive in US has or will have Varroa destructor (Varroa mite) Originally only on the Eastern honeybee (Apis cerana) but now attacks the Western honeybee (Apis mellifera) Vectors diseases of many bee viruses such as deformed wing virus, acute bee paralysis virus complex, and slow bee paralysis virus Significant infestation causes death of honeybee colony On average Varroa mites are detected in about 90% of US surveyed hives from 2010-2018 On average about 43% of US honeybee colonies were affected by Varroa mites in 2020

Many chemical controls can be harmful to the bees and some show resistance

	Brand Name	Active ingredient	Efficacy	Resistance?	Harmful to bees?
Synthetic	Apistan	Tau-fluvalinate (pyrethroid)	***	✓	✓
Synthetic	Apivar	Amitraz	***	✓	
Synthetic	CheckMite+	Coumaphos (organophosphate)	***	✓	✓
Acids	Mite-Away Quick Strips (MAQS)	Formic acid (organic acid)	**		✓
Acids	Api bioxal	Oxalic acid dihydrate (organic acid)	***		
Acids	HopGuard II and HopGuard 3	Potassium Salts of Hops Beta Acids (K-HBAs)	*		
Essential Oils	Apiguard	thymol (essential oil)	***		✓
Essential Oils	Api Life Var	thymol, eucalyptus oil, L-menthol and camphor	**		✓
	GLB GS15	dsRNA	***		

Table information sourced from Honey Bee Health Coalition

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PLANT HEALTH 73

GreenLight’s first field trial with honeybees: design and data

40% fewer Varroa destructor mites at 12 weeks in hives with GS15 compared with leading chemical control product Our first Varroa mite trial in Spring 2021 proved EP15 efficacy using GLB manufacturing Spring trials were set up based on Bayer’s data and prior learnings Goals Assess efficacy of GS15 with GLB manufacturing Preliminary data shows that GS15 works in the field better than the positive control Assess if there is a dose response with GS15 Preliminary data shows that there is a numerical dose response with a higher concentration of GS15 Evaluated metrics that beekeepers care about Mite Counts Frames of bees Frames of brood Hive health (qualitative score) Strong efficacy compared to a leading Chemical Control Key part of acquired IP portfolio translated into positive field trial results in less than 8 months Control Chemical Control GS15 2g/L GS15 8g/L

GS15 treatments improved overall brood and hive health scores compared to chemical control

Higher brood and health scores compared to chemical controls with 8g/l application


Mean(OB score) & 2 more vs. Treatment
Mean(OB score)
Mean(CB score)
Mean(Hive score)
Open Brood, Closed Brood, and Hive Score
Treatment
3.19
3.13
3.38
2.82
2.83
3.04
3.28
3.25
3.52
3.34
3.36
3.52
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
1
2
3
4

New: Treatments improved bee brood and hive health compared to chemical controls

Model: Generalized Linear Mixed Model, **Distribution:** Poisson, Link Function: Log
Fixed effects: Treatment + Location + Treatment * Location
Random effects: Location [Plot] and Plot [Hive]

1. Control
2. Chemical Control
3. GS15 2g/L
4. GS15 8g/L

- Significantly higher open brood, closed brood, and health scores are obtained in GS15 8g/L treatment compared to Chemical Control
- Georgia and California had significantly lower hive scores compared to Maine. Florida had significantly higher hive score than California site.
- California had significantly lower open and closed brood score compared to other locations

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PLANT HEALTH 76

Further goals of 2022 trials are to inform product use, better inform product positioning and marketing strategy Succession of GLB GS15 Field Trials Planning has started for longer-term 2022 field trials to understand overwintering success Spring 2021 results Fall 2021 Results Field Trial 1 2022: Overwintering survival and hive health benefits July 2022 January 2022 January 2023 April 2023 October 2022 April 2022 October 2021 US Regulatory Filing Spring 2021 Assess if GS15 works and if there is a dose response Fall 2021 Nail down dose response in more detail and assess treatment regime Spring 2022 Assess long-term impacts (overwintering survival and hive health) of selected dose and treatment regime, generate data to promote product

Snapshot of the Plant Health discovery pipeline Ron Flannagan Vice President, Plant Health R&D

Fusarium, which produces Vomitoxin (DON), spoils up to $1b worth of wheat annually in the US GreenLight is working with sequences that show promise for controlling Fusarium Fusarium Head Blight (FHB) An important fungal disease of wheat and small grains, caused by a Fusarium pathocomplex Total Addressable Market: $950m $290+ million in losses annually in the US alone with losses of $1 billion in heavy disease years. F. graminearum (Fg) damages grain and secretes mycotoxins harmful to humans and animals. Mycotoxins, such as deoxynivalenol (DON), are regulated in the food chain due to high toxicity to mammals. High levels of DON reduce grain quality and marketability. Two stackable RNAi strategies for controlling FHB Target DON synthesis = disrupt mycotoxin production  Target essential genes = negatively affect fungal growth

First sequences show promise with direct application to fusarium 25% to 40% reduction of in vitro Fusarium, relative to untreated Standardized % control relative to untreated Fusarium With Software Analysis Microscope Acquired Image

First sequences show promise with application on infected wheat seedlings 25% to 50% reduction of Vomitoxin (DON) and Fusarium, relative to untreated % reduction relative to untreated Disease DON GS1901 50PPM GS1909 50PPM Fungicide 10PPM Two approaches to controlling FHB: 1) DON reduction and 2) Fungicidal activity

Coleopteran pest, EU market and strategic value Pollen beetle is primary pest of oilseed rape Growers treat with a single spray application at bud stage when pollen beetle is the only pest present Few conventional chemistry alternatives Neonicotinoids: most are banned in EU Indoxacarb: current solution facing phase-out due to environmental concerns Pyrethroids: widespread resistance High-visibility opportunity for a biopesticide in an ecosystem important for pollinators Pollen beetle destroys oilseed rape crop in Western Europe Few alternatives to conventional chemical treatments exist for the primary pest affecting rapeseed

First sequences drive statistically significant pollen beetle mortality Lab study shows 20% to 80% pollen beetle mortality in vitro * * * * * * * * * * * * * * * * in vitro

40% pollen beetle mortality in vivo relative to untreated control * * * * * First sequences show promise with application on oilseed rape plants

The polyphagous pest, managed in greenhouse and field settings, rapidly develops resistance to conventional insecticides Two spotted spider mite has a wide crop host range, consumes many fruits and vegetables Total Addressable Market for acaricide: $1.1b Two spotted spider mite (TSSM) > $250m worldwide. TSSM feeding leads to chlorotic yellowing Yield loss >10% in fruits and vegetables   Yield loss of up to 60% in row crops (e.g., corn)  Damage additional economically important crops (e.g., grapes) Control bean plant Chlorosis caused by TSSM feeding

Adult females survival near zero in vitro within 10 days of application to leaf disc First sequences drive statistically significant mortality rates of TSSM In collaboration with university partner dsRNA applied to surface TSSM survival curve

To date, ingested dsRNA not viable for control of diamondback moth (DBM) and fall armyworm (FAW) GreenLight progress toward dsRNA control of Lepidoptera Diamondback moth Total Addressable Market: $890m Fall armyworm Total Addressable Market: $1.9b (not included in projections) Multiple asynchronous generations per year in tropical and subtropical regions Intense pesticide usage with weekly sprays when pest is present Estimated cost associated with damage and management: Diamondback moth is US $4-5b, Fall armyworm is US $13b Populations resistance to current control measures Adapted from Castagnola and Jurat-Fuentes 2016 Cornell University

Approach enables a 50% increase in diamondback moth mortality and 90% lower weight in fall armyworm larvae, compared to naked dsRNA Delivery technology under evaluation increases impact of dsRNA sequences * * Key Milestones Optimize delivery technologies to overcome target barriers Demonstrate activity in the greenhouse at or near commercial use rate New 18.10

Powdery mildew is the largest driver for pesticide use in viticulture Total addressable market for grape powdery mildew is $1.4b globally Grape powdery mildew (PM) caused by Erysiphe necator is economically important in the global crop protection market. On average seven fungicide treatments are routinely applied. In California, wine, raisin, and table grapes contribute over $3.8 billion to the value of their farm production. Powdery mildew management accounts for 74 percent of total pesticide applications by California grape growers and a 17 percent of total pesticide use in California agriculture (by weight of active ingredient).

Powdery mildews can only be screened in vivo or on whole plants Powdery mildew only infects grape vines Fungal biomass and spore production quantification All assays must be performed on plants or plant tissue due to the obligate nature of pathogen Initial leaf disc screening performed at USDA-Geneva Multiple samples have demonstrated proof of concept (PoC) in leaf disc assays Decrease in hyphal growth (%) New 18.10

GreenLight sequence demonstrates control equivalent to commercial standards Lab results translates to field level control consistent with commercial standards % Disease severity of Powdery Mildew on grapes Treatments applied every 3-4 days (twice/week) or every 7 days (once/week) throughout season Data taken 48 days after first application Untreated Check GLB1 Key Messages GLB1 provides control of Powdery Mildew on grapes comparable to industry chemical or biological standard treatments in preliminary field trial Continuing to screen new leads Room to optimize performance and application frequency with commercial formulation

Disease incidence – % of leaves that show symptoms Disease severity – % of the leaf impacted by disease GL43 disease control ≥ commercial standards at all weekly assessments GL43 level of control increased as trial progressed GL43 demonstrated > control on fruit than either of the commercial standards, more evident in 2 sprays/week Field results similar to those found in lab tests GreenLight concept at low use rate demonstrates control equivalent to commercial standards 1 app/week 2 apps/week 1 app/week Trial Location: Dundee, New York Trial: June 8 - July 30 application window; weekly assessments New 18.10

Fungal projects advancing rapidly Powdery mildew demonstrating field activity:  Phase/Gate pipeline advancement – PoC to PoT (through Gate A) Fusarium concepts demonstrated in key lab assays Program Collaborator Discovery & lab studies Greenhouse trials Confirmatory trials POC field trials Diamondback Moth * Fusarium Powdery Mildew * Fall Armyworm * Pollen Beetle FIME Two Spotted Spider Mite * Collaborations critical for success Lepidopteran projects focused on ensuring intact dsRNA is delivered to site of action and demonstrating on-plant activity dsRNA + delivery technology formulations increasing activity External collaborations are aiding in advances Summary New 18.10

Questions

Susan Keefe CFO Business overview

Global product portfolio addresses key food and agriculture industry concerns 7 Product Launches by 2026 $6B 2026E Addressable Markets High-priority geographies for xxx x x x x xxxxx CPB Potatoes Pollinator Bee hives Botrytis Most fruit and vegetables DBM Cabbage Fusarium Wheat TSSM Most fruit and vegetables Powdery Mildew Grapes

Plant health revenue: business plan ($ in millions) Products in market 0 0 1 2 7 8 8 GLB Product Revenue R&D Collab. Revenue Platform Mfg. Revenue $0.0 $0.6 $5.2 $18.9 $119.7 $320.7 Target gross margin of 75-90%1 for 2025 and beyond 1. Target gross margin is for products GreenLight distributes directly; gross margin may differ for products GreenLight chooses to partner $489.3

END OF SCIENCE DAY PRESENTATION October 19, 2021